united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2633

Date of fiscal year end: 6/30

Date of reporting period: 6/30/17

Item 1. Reports to Stockholders.

ANNUAL REPORT

June 30, 2017

AlphaCore Absolute Fund

Institutional Class – GDAMX

1-855-447-2532
www.alphacorefunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the AlphaCore Absolute Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Letter to Shareholders

Annual Report

AlphaCore Absolute Fund

Dear Investors,

We are pleased to present this annual shareholder report for the AlphaCore Absolute Fund (the “Fund”). This report includes portfolio commentary, a listing of the Fund’s investments and the Fund’s audited financial statements. Audited financial statements for the Fund cover the period from July 1, 2016 to June 30, 2017 (the “Reporting Period”). AlphaCore was engaged as the Adviser to the Fund on October 3, 2016, and attribution will discuss Fund performance from October 4, 2016 to June 30, 2017 (the “Attribution Period”).

The Fund’s investment objective is to seek long-term capital appreciation with low correlation to equities and bonds, as well as lower volatility than traditional stocks. The Fund attempts to meet its investment objective using multiple alternative investment strategies and various managers.

Fund Performance and Portfolio Commentary

The Fund posted a 2.05% return during the Reporting Period. Over that same period, the Morningstar Multialternative Category earned 3.13%, the Bloomberg Barclays US Aggregate Bond Index lost -0.31% and the S&P 500 earned 17.90%. During the Attribution Period, the Fund posted a 0.75% return. During that same period, the Morningstar Multialternative Category posted a 2.29% return, the Bloomberg Barclays US Aggregate Bond Index lost -0.72% and the S&P 500 earned 13.88%.

During the Attribution Period, the Fund had positive attribution from all sub-strategies except managed futures, which detracted from returns.

Long/short equity contributed approximately 1% to the Fund’s returns, primarily on the back of the US Presidential election, where equities—financials in particular—rallied in the hopes that President Trump would usher in a looser regulatory regime for banks. Event-Driven also contributed approximately 1%to the Fund’s returns with positive performance coming from equity special situations as well as merger arbitrage. The Fund also increased event-driven exposure and decreased long/short equity exposure during the middle of the Attribution period, which was accretive to Fund returns, as long/short equity generated its positive attribution during the first three months of the Attribution Period and event-driven generated the bulk of its positive attribution in the last three months of the Attribution Period.

Managed Futures detracted approximately 2% from performance. While equity trends generated positive returns for managed futures, choppy markets in commodities, fixed income and currencies caused managed futures strategies to lose money throughout the Attribution Period.

Additional positive contribution came from long/short credit, global macro, market neutral and specialty managers, which combined earned approximately 1% for the Fund during the Attribution Period. For our long/short credit strategy, high yielding municipal assets and favorable individual positioning in the US corporate bond sector on both the long and short side helped to drive Fund returns. Moves in the Japanese Yen in the wake of the US election generated positive contribution for our global macro manager. The Fund exited its market neutral position and replaced its manager in the specialty category. Both strategies generated very mild positive returns during the Attribution Period.

As markets continued their upward trajectory amidst choppy global currency and fixed income markets, higher yielding and lower quality assets continued to reward investors and those who have been comfortable stretching for a little extra return. Although the Fund has slightly underperformed the multi alternative category ex-post, we continue to believe the risk-on environment is dangerous and lacks the fundamental support for further upside momentum, although technicals may continue to push markets higher. That said, we will continue to reserve risk capital for times when the reward is commensurate with the ex-ante risk and risk underperforming during low quality bull market runs, which tend to happen in the later parts of the cycle. As portfolio managers, we maintain conviction and are invested in the Fund alongside our shareholders. Thank you for your investment and your trust.

Sincerely,

Richard Pfister	Jonathan Belanger

Portfolio Manager	Portfolio Manager

CEO & President	Director of Research

AlphaCore Capital, LLC	AlphaCore Capital, LLC

Investing in mutual funds involves risk including the possible loss of principal. Equity market-related swap contracts and options involve leverage risk, tracking risk and counterparty default risk. Option positions may expire worthless exposing the Fund to potentially significant losses.

ETFs and mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and mutual funds and also may be higher than other mutual funds that invest directly in common stocks and other securities.

The adviser’s dependence on its asset allocation and risk management strategies and judgments about the attractiveness, value and potential appreciation of particular securities and derivatives may prove to be incorrect and may not produce the desired results. Allocations are subject to change without notice and should not be considered investment advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of the AlphaCore Absolute Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 855-447-2532. The prospectus should be read carefully before investing. The AlphaCore Absolute Fund is distributed by Northern Lights Distributors, LLC member FINRA/SIPC. AlphaCore Capital is not affiliated with Northern Lights Distributors, LLC.

4711-NLD-8/7/2017

AlphaCore Absolute Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2017

PERFORMANCE OF A $10,000 INVESTMENT

Annualized Total Returns
	One Year	Five Year	Since Inception*
AlphaCore Absolute Fund:
Institutional Class	2.05%	8.10%	5.75%
S&P 500	17.90%	14.63%	13.07%

*	The Fund commenced operations on July 19, 2011.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, including underlying funds, is 2.53% for the Institutional Class as per the January 2, 2017 prospectus. For performance information current to the most recent month-end, please call 1-855-447-2532. Prior to October 3, 2016, the Fund was managed by the Fund’s previous adviser using the previous adviser’s investment strategy.

PORTFOLIO COMPOSITION* (Unaudited)

Mutual Funds	95.6%
Cash and Other Assets Less Liabilities	4.4%
100.0%

*   Based on Net Assets as of June 30, 2017.

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s Holdings.

AlphaCore Absolute Fund
PORTFOLIO OF INVESTMENTS
June 30, 2017

Shares		Value
	MUTUAL FUNDS - 95.6%
	ALTERNATIVE FUNDS - 19.6%
299,278	Credit Suisse Managed Futures Strategy Fund - Class I	$3,034,680
285,815	Driehaus Event Driven Fund	3,092,513
		6,127,193
	ALTERNATIVE INVESTMENT - 11.9%
274,319	The Arbitrage Fund - Class I	3,706,049

	ASSET ALLOCATION FUNDS - 23.9%
312,649	ASG Managed Futures Strategy Fund - Class Y	2,995,173
382,039	William Blair Macro Allocation Fund - Class I	4,473,673
		7,468,846
	DEBT FUNDS - 25.2%
541,807	Angel Oak Flexible Income Fund - Institutional Class	5,092,988
254,892	Cedar Ridge Unconstrained Credit Fund - Institutional Class	2,783,419
		7,876,407
	EQUITY FUND - 15.0%
222,844	Boston Partners Long/Short Equity Fund - Institutional Class *	4,673,044

	TOTAL MUTUAL FUNDS (Cost - $29,856,543)	29,851,539

	TOTAL INVESTMENTS (Cost - $29,856,543) (a) - 95.6%	$29,851,539
	CASH AND OTHER ASSETS LESS LIABILITIES - 4.4%	1,379,508
	NET ASSETS - 100.0%	$31,231,047

*	Non-income producing securities.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $29,907,323 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$190,544
Unrealized Depreciation:	(246,328)
Net Unrealized Depreciation:	$(55,784)

The accompanying notes are an integral part of these financial statements.

AlphaCore Absolute Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2017

Assets:
Investments in Securities at Cost	$29,856,543
Investments in Securities at Value	$29,851,539
Cash	1,388,241
Dividends and Interest Receivable	10,255
Due from Investment Adviser	6,849
Receivable for Fund Shares Sold	1,503
Prepaid Expenses and Other Assets	20,500
Total Assets	31,278,887

Liabilities:
Payable to Related Parties	25,659
Accrued Trustee Fees	3,000
Accrued Expenses and Other Liabilities	19,181
Total Liabilities	47,840

Net Assets	$31,231,047

Composition of Net Assets:
Net Assets consisted of:
Paid-in-Capital	$29,333,203
Accumulated Net Realized Gain From Investments and Swap Contracts	1,902,848
Net Unrealized Depreciation on Investments	(5,004)
Net Assets	$31,231,047

Net Asset Value Per Share
Institutional Class:
Net Assets	$31,231,047
Shares of Beneficial Interest Outstanding (Unlimited shares of no par beneficial interest authorized)	3,311,837
Net Asset Value, Offering Price and Redemption Price per Share	$9.43

The accompanying notes are an integral part of these financial statements.

AlphaCore Absolute Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2017

Investment Income:
Dividend Income	$114,692
Interest Income	5,649
Total Investment Income	120,341

Expenses:
Investment Advisory Fees	280,718
Administration Fees	37,127
Legal Fees	35,624
Registration and Filing Fees	30,555
Fund Accounting Fees	25,140
Printing Expense	24,632
Chief Compliance Officer Fees	23,560
Transfer Agent Fees	19,974
Non 12b-1 Shareholder Fees	19,406
Audit Fees	19,000
Custody Fees	11,928
Trustees’ Fees	11,701
Insurance Expense	4,464
Miscellaneous Expenses	4,689
Total Expenses	548,518
Less: Investment Advisory Fees Waived	(276,283)
Net Expenses	272,235
Net Investment Loss	(151,894)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	35,361,439
Capital Gains Distributions from Underlying Investment Companies	202
Swap Contracts	(2,962,646)
32,398,995
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(30,285,471)
Swap Contracts	2,283,630
(28,001,841)

Net Realized and Unrealized Gain on Investments	4,397,154

Net Increase in Net Assets Resulting From Operations	$4,245,260

The accompanying notes are an integral part of these financial statements.

AlphaCore Absolute Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	June 30, 2017	June 30, 2016
Operations:
Net Investment Income (Loss)	$(151,894)	$2,248,833
Net Realized Gain on Investments, Options and Swaps	32,398,793	30,426,037
Capital Gains Distributions from Underlying Investment Companies	202	—
Net Change in Unrealized Appreciation (Depreciation) on Investments and Swaps	(28,001,841)	(35,036,479)
Net Increase (Decrease) in Net Assets Resulting From Operations	4,245,260	(2,361,609)

Distributions to Shareholders From:
Net Investment Income:
Institutional Class ($0.00 and $0.15 per share, respectively) (a)	—	(1,960,307)
Capital Gains:
Institutional Class ($2.81 and $1.15 per share, respectively) (a)	(22,044,980)	(16,801,396)
Total Distributions to Shareholders	(22,044,980)	(18,761,703)

Capital Share Transactions:
Institutional Class: (a)
Proceeds from Shares Issued	31,706,689	6,166,148
Distributions Reinvested	21,935,610	18,754,555
Cost of Shares Redeemed	(161,099,234)	(57,619,902)
Redemption Fees	30	—
Net Decrease from Capital Share Transactions	(107,456,905)	(32,699,199)

Total Net Decrease in Net Assets	(125,256,625)	(53,822,511)

Net Assets:
Beginning of Year	156,487,672	210,310,183
End of Year (including accumulated net investment income of $0 and $1,995,588, respectively)	$31,231,047	$156,487,672

SHARE ACTIVITY
Institutional Class (a)
Shares Sold	3,364,998	473,365
Shares Reinvested	2,296,922	1,578,171
Shares Redeemed	(15,429,730)	(4,720,862)
Net decrease in shares of beneficial interest outstanding	(9,767,810)	(2,669,326)

(a)	Institutional Class was formerly known as Manager Class.

The accompanying notes are an integral part of these financial statements.

AlphaCore Absolute Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each year presented.

	Institutional Class (f)
	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	June 30, 2017	June 30, 2016	June 30, 2015	June 30, 2014	June 30, 2013
Net Asset Value, Beginning of Year	$11.96	$13.35	$12.91	$10.54	$9.35
From Operations:
Net investment income (loss) (a)	(0.05)	0.16	0.19	0.19	0.18
Net gain (loss) from investments (both realized and unrealized)	0.33	(0.25)	0.49	2.18	1.01
Total from operations	0.28	(0.09)	0.68	2.37	1.19
Distributions to shareholders from
net investment income	—	(0.15)	(0.18)	—	(0.00	) (e)
net realized gains	(2.81)	(1.15)	(0.06)	—	—
Total distributions	(2.81)	(1.30)	(0.24)	—	(0.00)
Paid in capital from redemption fees	0.00 (e)	—	0.00 (e)	0.00 (e)	0.00	(e)
Net Asset Value, End of Year	$9.43	$11.96	$13.35	$12.91	$10.54
Total Return (b)	2.05%	(0.50)%	5.24%	22.49%	12.77%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$31,231	$156,488	$210,310	$260,554	$231,546
Ratio of expenses to average net assets,
before waiver (c)	1.75%	1.24%	1.19%	1.19%	1.18%
net of waiver(c)	0.87%	0.74%	0.34%	0.19%	0.18%
Ratio of net investment income (loss) to average net assets (c)(d)	(0.48)%	1.25%	1.43%	1.57%	1.85%
Portfolio turnover rate	283%	338%	25%	28%	155%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for each year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Does not include the expenses of other investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Amount is less than $0.01 per share.

(f)	Institutional Class was formerly known as Manager Class.

The accompanying notes are an integral part of these financial statements.

AlphaCore Absolute Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2017

1.	ORGANIZATION

AlphaCore Absolute Fund (the “Fund” formerly known as the Giralda Fund) is a diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The Fund offers one class of shares designated as Institutional Class (formerly Manager Class). The Fund seeks long-term capital appreciation with low correlation to equities and bonds, as well as lower volatility than traditional stocks. Prior to October 3, 2016, the primary investment objective of the Fund was capital appreciation. The Fund commenced operations on July 19, 2011.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset

AlphaCore Absolute Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their fair values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the boards of directors of the Underlying Funds.

Open-end investments companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

AlphaCore Absolute Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2017

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of June 30, 2017 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$29,851,539	$—	$—	$29,851,539
Total	$29,851,539	$—	$—	$29,851,539

The Fund did not hold any Level 3 securities during the period.

There were no transfers into and out of Level 1 and Level 2 during the period.

It is the Fund’s policy to recognize transfers into or out of Level 1, Level 2 and Level 3 at the end of the reporting period. See Portfolio of Investments for Industry Classification.

Cash – Cash is held with a financial institution. The asset of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. There are risks of owning the underlying securities the ETFs are designed to track, and the lack of liquidity of an ETF may result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Swap Agreements – The Fund is subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Fund may hold fixed-rate bonds, the value of which may decrease if interest rates rise, and equities subject to equity price risk. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. For the year ended June 30, 2017, the net change in unrealized appreciation on swap contracts subject to equity price risk was $2,283,630 which can be found on the Statement of Operations.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The Fund did not hold swap contracts as of June 30, 2017 and the Fund did not maintain a cash balance as collateral to secure their obligations under any swaps as of June 30, 2017. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. For the year ended June 30, 2017, the Fund had a net realized loss of $(2,962,646) resulting from swap activity which can be found on the Statement of Operations.

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded

AlphaCore Absolute Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund did not have withholding taxes on foreign dividends for the year ended June 30, 2017.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year 2014 - 2016, or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid semi-annually and are recorded on the ex-dividend date. The Fund will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with Federal income tax regulations, which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees - Pursuant to an investment advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”) effective as of December 2, 2016, investment advisory services are provided to the Fund by AlphaCore Capital, LLC (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.65% of the average daily net assets of the Fund. Prior to December 2, 2016, the Adviser entered into an Interim Advisory Agreement with the Trust on behalf of the Fund subject to the same aforementioned terms. The Interim Advisory Agreement was effective as of October 3, 2016. Prior to October 3, 2016, Giralda Advisors, LLC (“Giralda”) provided investment advisory services to the Fund and the Fund paid advisory fees to Giralda at an annual rate of 1.00% of the average daily net assets of the Fund. For the period October 3, 2016 to June 30, 2017, the Adviser earned advisory fees for the Fund of $67,993. For the period July 1, 2016 to October 2, 2016, Giralda, the previous adviser, earned advisory fees of $212,725.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees), contractual indemnification of Fund service providers (other than the Adviser)) at least until October 31, 2017, so that the total annual operating expenses of the Fund does not exceed 1.00% of the average daily net assets of the Fund’s Institutional Class (the “Expense Limitation Agreement”). Prior to October 3,

AlphaCore Absolute Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

2016, Giralda contractually agreed to waive all or part of its management fees, under these same terms, so that the total annual operating expenses of the Fund did not exceed 0.80% of the average daily net assets of the Fund’s Manager Class (former class to the Institutional Class). For the period October 3, 2016 to June 30, 2017, the Adviser waived fees or reimbursed expenses for Fund in the amount of $94,615 pursuant to the Expense Limitation Agreement. For the period July 1, 2016 to October 2, 2016, Giralda waived or reimbursed expenses of $181,668 for the Fund. Contractual waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived. Fees previously waived by Giralda are not subject to recapture by the Adviser. As of June 30, 2017, $94,615 of fee waivers or expense reimbursements was subject to recapture by the Adviser which expires in June 30, 2020.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”).

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Funds. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended June 30, 2017, amounted to $85,737,562 and $215,649,280, respectively, for Fund.

5.	REDEMPTION FEES

Prior to October 3, 2016, the Fund assessed a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his or her shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund. For the year ended June 30, 2017, the Fund assessed $30 in redemption fees.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the years ended June 30, 2017 and June 30, 2016 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2017	June 30, 2016
Ordinary Income	$—	$—
Long-Term Capital Gain	22,044,980	18,761,703
Return of Capital	—	—
	$22,044,980	$18,761,703

AlphaCore Absolute Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2017

As of June 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$415,636	$1,537,992	$—	$—	$—	$(55,784)	$1,897,844

The difference between book basis and tax basis unrealized depreciation and accumulated net realized gain (loss) from security transactions and swap contracts is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and short-term capital gains, tax adjustments for swaps and equalization debits, resulted in reclassification for the year ended June 30, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$29,322,570	$(1,843,694)	$(27,478,876)

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under section 2(a)(9) of the 1940 Act. As of June 30, 2017, National Financial Services, LLC, and Charles Schwab & Co., Inc. an account holding shares for the benefit of others, held approximately 57.74% and 39.05%, respectively, of the voting securities of the Fund.

8.	NEW ACCOUNTING PRONOUNCEMENT

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of AlphaCore Absolute Fund and

Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AlphaCore Absolute Fund (the “Fund”), a series of Northern Lights Fund Trust, as of June 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AlphaCore Absolute Fund as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

August 29, 2017

ALPHACORE ABSOLUTE FUND

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2017

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012)	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); Ramius Archview Credit and Distressed Fund (since 2015); previously, Schroder Global Series Trust (2012 to 02-2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Northern Lights Variable Trust (since 2006); previously, AdvisorOne Funds (2004-2013); The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired since 2011.	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015)	1	Northern Lights Fund Trust (for series not affiliated with the Fund since 2007); Northern Lights Variable Trust (since 2007); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2010);

6/30/17 – NLFT_v2

ALPHACORE ABSOLUTE FUND

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2017

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers* 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013****	President of the Trust (2006-May 2017); Chief Executive Officer, Gemini Alternative Funds, LLC (2013 – April 2017); Chief Executive Officer, Gemini Hedge Fund Services, LLC (2013 – April 2017); Chief Executive Officer, Gemini Fund Services, LLC (2012 – April 2017); President and Manager, Gemini Fund Services, LLC (2006 – 2012)	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since May 2017	President, Gemini Fund Services, LLC (since 2012); Treasurer of the Trust (2006-2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since May 2017	Assistant Treasurer of the Trust (2006-2017); Senior Vice President - Fund Administration (2012-Present)	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since March 2017	Assistant Secretary of the Trust (2012-2017); Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010-2013)	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

Andrew Rogers resigned from his position as President of the Trust effective June 1, 2017.

**	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

***	As of June 30, 2017, the Trust was comprised of 80 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

****	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his past affiliation with Gemini Fund Services, LLC, the Trust’s Administrator, Fund Accountant and Transfer Agent.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-447-2352.

6/30/17 – NLFT_v2

AlphaCore Absolute Fund (Adviser – AlphaCore Capital, LLC)*

In connection with the regular meeting held on September 20-21, 2016 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between AlphaCore Capital, LLC (“AlphaCore”) and the Trust, with respect to the AlphaCore Absolute Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that AlphaCore was founded in 2015 and has assets under management of approximately $87 million. They discussed that AlphaCore specializes in customizing portfolios to include liquid alternative investments for high net worth individuals, family offices, regional banks, and independent investment advisers. The Trustees reviewed the background information of key investment personnel who will be responsible for servicing the Fund, taking into consideration their education and noting the investment team has varied financial industry experience from past positions where they performed due diligence on various underlying investments. They discussed AlphaCore’s proposed strategy for the Fund, nothing that AlphaCore’s investment process is based on the results of considerable research and due diligence performed on a universe of mutual funds and ETFs taking into consideration underlying holdings of the mutual funds and ETFs and return based factors to create a balanced portfolio of diversifying strategies. They noted AlphaCore’s procedures for monitoring compliance with investment limitations, as well as AlphaCore’s stated considerations for selecting brokers. The Trustees noted that although AlphaCore is a relatively new firm, the investment team has extensive industry experience, particularly with liquid alternative investments. The Board concluded that AlphaCore has the potential to provide high quality service to the Fund and its shareholders.

Performance. The Trustees reviewed AlphaCore’s proposed refinements to the investment objective and strategy of Giralda Fund. They reviewed the performance of separate accounts managed by AlphaCore using a strategy similar to the revised strategy proposed by AlphaCore, noting that the managed account outperformed the Morningstar Multi-alternative category since the inception of the managed account in July 2015. Recognizing the relatively short performance track record, the Trustees concluded that AlphaCore has experienced acceptable performance with the strategy which should benefit the Fund and its shareholders.

Fees and Expenses. The Trustees considered the proposed advisory fee of 0.65%. They noted that the proposed advisory fee was significantly lower than the averages of the peer group and Morningstar category. The Trustees further noted that the projected net expense ratio was higher than the averages of the peer group and Morningstar category, but within the range of both. They considered the resources required to execute the proposed strategy, and that AlphaCore had agreed to contractually limit the Fund’s expenses through an expense limitation agreement. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether AlphaCore will experience economies of scale with respect to the management of the Fund. They noted that AlphaCore had provided estimates of the asset levels at which economies of scale would likely be reached and that it would be willing to discuss breakpoints at future meetings. The Trustees concluded that economies were unlikely to be reached during the initial term of the agreement, and that the absence of breakpoints was acceptable at this time. They agreed that the matter of economies of scale would be revisited as the size of the Fund materially increases.

Profitability. The Trustees reviewed the profitability analysis provided by AlphaCore. They noted that because AlphaCore had not yet begun managing the Fund, the profitability analysis provided was an estimate based on projected asset growth over the first 24 months of operations under AlphaCore’s management. They noted that AlphaCore anticipated realizing a loss over the first year of operations and a profit in the second year of operations based on ambitious asset growth projections. They reasoned that based on the information provided by AlphaCore, the estimated profitability was not excessive.

Conclusion. Having requested and received such information from AlphaCore as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that (i) termination of the advisory agreement between the Trust and Giralda Advisors was in the best interests of the Fund and its shareholders and (ii) approval of the advisory agreement between the Trust and AlphaCore was in the best interests of the Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

AlphaCore Absolute Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
June 30, 2017

As a shareholder of the Fund you incur (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period from January 1, 2017 through June 30, 2017.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
		Actual		(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses	Fund’s
	Account	Account	Paid	Account	Account	Paid	Annualized
	Value	Value	During	Value	Value	During	Expense
	1/1/17	6/30/17	Period*	1/1/17	6/30/17	Period*	Ratio

AlphaCore Absolute Fund – Institutional Class	$1,000.00	$992.60	$4.98	$1,000.00	$1,019.80	$5.05	1.01%

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days and divided by 365 (to reflect the number of days in the period ended June 30, 2017).

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how each Fund votes proxies relating to portfolio securities during the most recent year ending June 30 as well as a description of the policies and procedures that each Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-447-2532 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-447-2532.

Investment Adviser
AlphaCore Capital, LLC
875 Prospect St. Suite 315
La Jolla, CA 92037

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark Gersten and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Gersten and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 – $16,000

2016 – $30,000

(b)	Audit-Related Fees

2017 – None

2016 – None

(c)	Tax Fees

2017 – $3,000

2016 – $5,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 - None

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2017	2016
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - $3,000

2016 - $5,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin Wolf

Kevin Wolf, Principal Executive Officer/President

Date 9/8/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin Wolf

Kevin Wolf, Principal Executive Officer/President

Date 9/8/17

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 9/8/17